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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                                March 12, 2002


                        United States Steel Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Delaware                        1-16811                       25-1897152
---------------            ------------------------          -------------------
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

    600 Grant Street, Pittsburgh, PA                             15219-2800
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(Address of principal executive offices)                         (Zip Code)

                                (412) 433-1121
                        ------------------------------
                        (Registrant's telephone number,
                             including area code)
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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1. Narration of presentation given by Tom Usher at the Morgan Stanley Mining, Paper and Packaging Conference

Item 9. Regulation FD Disclosure

United States Steel Corporation is furnishing information under Regulation FD for the March 12, 2002 presentation given by Tom Usher at the Morgan Stanley Mining, Paper and Packaging Conference. Attached is a narration of the presentation in substantially the form given.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gretchen R. Haggerty
     ---------------------------
     Gretchen R. Haggerty
     Senior Vice President and Controller


Dated:  March 13, 2002